Exhibit 99.2

VEREIT®

Quarterly Supplemental Information

amazon

Fourth Quarter 2018

VER LISTED NYSE

A real estate operating company which owns single-tenant commercial properties.

Disciplined. Transparent. Consistent.

www.VEREIT.com

Q4 2018 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
December 31, 2018

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2018, unless otherwise indicated. Certain balances have been reclassified to conform with the current period's presentations, including the operating expense reimbursements line item which has been combined into rental revenue for all periods presented. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company," "VEREIT," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2018, June 30, 2018, and March 31, 2018.

Prior to the fourth quarter of 2017, the Company operated through two business segments, the real estate investment segment and the investment management segment, Cole Capital. On February 1, 2018, the Company completed the sale of Cole Capital. Substantially all of the Cole Capital segment is presented as discontinued operations and the Company's remaining financial results are reported as a single segment for all periods presented. The Company's continuing operations represent primarily those of the real estate investment segment.

Forward-Looking Statements
Information set forth herein contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and plans, VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” "may," "will," "should," "could," "continues," variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in or implied by the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; VEREIT’s ability to meet its 2019 guidance; VEREIT’s ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to VEREIT's properties; the impact of impairment charges in respect of certain of VEREIT's properties, goodwill and intangible assets and other assets; unexpected costs or liabilities that may arise from potential dispositions, including related to limited partnership, tenant-in-common and Delaware statutory trust real estate programs and VEREIT’s management with respect to such programs; competition in the acquisition and disposition of properties and in the leasing of its properties; the inability to acquire, dispose of, or lease properties on advantageous terms; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of VEREIT's tenants; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation, including the expense of such investigations and litigation and any additional potential payments upon resolution; risks associated with VEREIT’s substantial indebtedness, including that such indebtedness may affect VEREIT's ability to pay dividends and the terms and restrictions within the agreements governing VEREIT's indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the "SEC"), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the U.S. VEREIT's business model provides equity capital to creditworthy corporations in return for long-term leases on their properties. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At December 31, 2018, approximately 41.9% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 98.8% and the Weighted Average Remaining Lease Term was 8.9 years.

Tenants, Trademarks and Logos
VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	David B. Henry, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	Mary Hogan Preusse, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Richard J. Lieb, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Mark S. Ordan, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Eugene A. Pinover, Independent Director

Julie G. Richardson, Independent Director

Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Annual Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's financial results for the years ended December 31, 2018 and 2017, and portfolio metrics as of December 31, 2018 and 2017. Data presented includes both continuing operations, which primarily represent the Company's real estate operations, and discontinued operations, which represent substantially all of Cole Capital, except as otherwise indicated.

	Year Ended December 31,
	2018	2017
Financial Results
Rental revenue (1)	$1,257,867	$1,252,285
(Loss) income from continuing operations (1)	$(91,725)	$51,495
Income (loss) from discontinued operations (1)	3,695	(19,117)
Net (loss) income (1) (2)	$(88,030)	$32,378
Basic and diluted net loss from continuing operations per share attributable to common stockholders and limited partners (1)	$(0.17)	$(0.02)
Basic and diluted net income (loss) from discontinued operations per share attributable to common stockholders and limited partners (1)	0.00	(0.02)
Basic and diluted net loss per share attributable to common stockholders and limited partners (1) (2) (3)	$(0.16)	$(0.04)
Normalized EBITDA from continuing operations	$1,040,319	$1,039,602
Normalized EBITDA from discontinued operations	2,761	36,597
Normalized EBITDA	$1,043,080	$1,076,199
FFO attributable to common stockholders and limited partners from continuing operations (2)	$434,371	$672,225
FFO attributable to common stockholders and limited partners from discontinued operations	3,695	(19,117)
FFO attributable to common stockholders and limited partners	$438,066	$653,108
FFO attributable to common stockholders and limited partners from continuing operations per diluted share (2)	$0.437	$0.673
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share	0.004	(0.019)
FFO attributable to common stockholders and limited partners per diluted share	$0.441	$0.654
AFFO attributable to common stockholders and limited partners from continuing operations	$710,688	$702,556
AFFO attributable to common stockholders and limited partners from discontinued operations	3,202	36,213
AFFO attributable to common stockholders and limited partners	$713,890	$738,769
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share	$0.716	$0.704
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share	0.003	0.036
AFFO attributable to common stockholders and limited partners per diluted share	$0.719	$0.740
Dividends declared per common share	$0.55	$0.55
Weighted-average shares outstanding - diluted	993,238,143	998,157,964

Portfolio Metrics
Operating Properties	3,994	4,091
Rentable Square Feet (in thousands)	94,953	94,418
Economic Occupancy Rate	98.8%	98.8%
Weighted Average Remaining Lease Term (years)	8.9	9.5
Investment-Grade Tenants	41.9%	39.6%
___________________________________

(1)	Included in our audited financial statements presented in our Annual Report on Form 10-K.

(2)	During the year ended December 31, 2018, the Company expensed litigation settlement costs of $233.2 million.

(3)	Amounts may not total due to rounding.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's quarterly financial results and portfolio metrics. Data presented includes both continuing operations, which primarily represent the Company's real estate operations, and discontinued operations, which represent substantially all of Cole Capital, except as otherwise indicated.

	Three Months Ended
Financial Results	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Rental revenue	$313,263	$313,866	$315,664	$315,074	$316,599
Income (loss) from continuing operations	$27,872	$(73,942)	$(74,691)	$29,036	$(2,479)
(Loss) income from discontinued operations	(30)	—	224	3,501	(30,613)
Net income (loss) (1)	$27,842	$(73,942)	$(74,467)	$32,537	$(33,092)
Basic and diluted income (loss) from continuing operations per share attributable to common stockholders and limited partners	$0.01	$(0.09)	$(0.09)	$0.01	$(0.02)
Basic and diluted (loss) income from discontinued operations per share attributable to common stockholders and limited partners	(0.00)	—	0.00	0.00	(0.03)
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners (1)	$0.01	$(0.09)	$(0.09)	$0.01	$(0.05)
Normalized EBITDA from continuing operations	$257,486	$261,084	$259,387	$262,362	$258,578
Normalized EBITDA from discontinued operations	—	—	—	2,761	9,132
Normalized EBITDA	$257,486	$261,084	$259,387	$265,123	$267,710
FFO attributable to common stockholders and limited partners from continuing operations (1)	$154,606	$38,055	$77,019	$164,691	$164,500
FFO attributable to common stockholders and limited partners from discontinued operations	(30)	—	224	3,501	(30,613)
FFO attributable to common stockholders and limited partners	$154,576	$38,055	$77,243	$168,192	$133,887
FFO attributable to common stockholders and limited partners from continuing operations per diluted share (1)	$0.156	$0.038	$0.078	$0.165	$0.165
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share	(0.000)	—	0.000	0.004	(0.031)
FFO attributable to common stockholders and limited partners per diluted share	$0.156	$0.038	$0.078	$0.169	$0.134
AFFO attributable to common stockholders and limited partners from continuing operations	$172,511	$178,529	$178,794	$180,854	$175,807
AFFO attributable to common stockholders and limited partners from discontinued operations	—	—	—	3,202	3,913
AFFO attributable to common stockholders and limited partners	$172,511	$178,529	$178,794	$184,056	$179,720
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share	$0.174	$0.180	$0.180	$0.182	$0.176
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share	—	—	—	0.003	0.004
AFFO attributable to common stockholders and limited partners per diluted share	$0.174	$0.180	$0.180	$0.185	$0.180
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	992,337,959	991,924,017	992,100,138	996,773,442	998,513,154

Portfolio Metrics
Operating Properties	3,994	4,021	4,033	4,063	4,091
Rentable Square Feet (in thousands)	94,953	93,856	94,592	94,666	94,418
Economic Occupancy Rate	98.8%	99.1%	98.8%	98.7%	98.8%
Weighted Average Remaining Lease Term (years)	8.9	8.9	9.1	9.3	9.5
Investment-Grade Tenants (2)	41.9%	42.7%	42.7%	42.9%	39.6%
___________________________________

(1)
During the three months ended December 31, 2018, the Company accrued litigation settlement costs of $15.7 million, which were paid during the three months ended March 31, 2019. During the three months ended September 30, 2018, the Company accrued $127.5 million of litigation settlement costs, which were paid during the three months ended December 31, 2018. During the three months ended June 30, 2018, the Company expensed and paid a litigation settlement of $90.0 million.

(2)	The weighted-average credit rating of our investment-grade tenants was BBB+ as of December 31, 2018.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$68,314		$66,445		$65,202		$64,741		$65,097
Normalized EBITDA (2)	257,486		261,084		259,387		265,123		267,710
Interest Coverage Ratio	3.77x		3.93x		3.98x		4.10x		4.11x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$68,314		$66,445		$65,202		$64,741		$65,097
Secured debt principal amortization	2,424		3,007		2,457		2,676		3,257
Dividends attributable to preferred shares	17,973		17,973		17,973		17,973		17,973
Total fixed charges	88,711		87,425		85,632		85,390		86,327
Normalized EBITDA (2)	257,486		261,084		259,387		265,123		267,710
Fixed Charge Coverage Ratio	2.90	x	2.99x		3.03x		3.10x		3.10x

	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
Net Debt Ratios
Adjusted Principal Outstanding (3)	$6,122,632		$5,975,107		$6,067,593		$6,022,255		$6,089,838
Less: cash and cash equivalents	30,758		25,264		18,434		28,435		34,176
Less: cash and cash equivalents related to discontinued operations	—		—		—		—		2,198
Net Debt	6,091,874		5,949,843		6,049,159		5,993,820		6,053,464
Normalized EBITDA annualized (2)	1,029,944		1,044,336		1,037,548		1,060,492		1,070,840
Net Debt to Normalized EBITDA annualized ratio	5.91	x	5.70	x	5.83	x	5.65	x	5.65	x

Net Debt	$6,091,874		$5,949,843		$6,049,159		$5,993,820		$6,053,464
Gross Real Estate Investments	15,411,026		15,385,925		15,477,098		15,509,117		15,511,683
Net Debt Leverage Ratio	39.5%		38.7%		39.1%		38.6%		39.0%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$11,574,315		$11,507,837		$11,376,971		$11,325,512		$11,296,918
Gross Real Estate Investments	15,411,026		15,385,925		15,477,098		15,509,117		15,511,683
Unencumbered Asset Ratio	75.1%		74.8%		73.5%		73.0%		72.8%
___________________________________

(1)
Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.

(2)	Includes continued and discontinued operations.

(3)
Refer to the Balance Sheets section for total debt calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	49.7%

Corporate bonds	23.8%

Secured debt	13.4%

Preferred equity	7.5%

Convertible notes	2.8%

Revolving credit facility	1.8%

Credit facility term loan	1.0%

Fixed vs. Variable Rate Debt (5)

Fixed	92.4%
Swapped to Fixed	0.8%
Variable	6.8%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	December 31, 2018
Diluted shares outstanding			994,885
Stock price			$7.15
Implied Equity Market Capitalization			$7,113,428

Series F Perpetual Preferred (2)		6.70%	$1,073,025

Total secured debt	3.4	4.93%	1,917,132

Revolving credit facility	3.4	3.83%	253,000
Credit facility term loan (5)	4.4	3.87%	150,000
Total unsecured credit facility	3.8	3.85%	403,000

2019 corporate bonds (5)	0.1	3.00%	750,000
2020 convertible notes	2.0	3.75%	402,500
2021 corporate bonds	2.4	4.13%	400,000
2024 corporate bonds	5.1	4.60%	500,000
2025 corporate bonds	6.8	4.63%	550,000
2026 corporate bonds	7.4	4.88%	600,000
2027 corporate bonds	8.6	3.95%	600,000
Total unsecured debt	4.6	4.07%	$4,205,500

Total Adjusted Principal Outstanding	4.2	4.34%	$6,122,632

Total Capitalization			$14,309,085
Less: Cash and cash equivalents			30,758
Enterprise Value			$14,278,327

Net Debt/Enterprise Value			42.7%
Net Debt/Normalized EBITDA Annualized (3)			5.91	x
Net Debt + Preferred (2)/Normalized EBITDA Annualized (3)			6.96	x
Fixed Charge Coverage Ratio			2.90	x
Liquidity (4)			$2,527,758
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of December 31, 2018.
(2)Balance represents 42.8 million shares of Series F Preferred Stock (and 42.8 million corresponding general partner Series F Preferred Units) and 86,874 limited partner Series F Preferred Units outstanding at December 31, 2018, multiplied by the liquidation preference of $25 per share.
(3)Normalized EBITDA annualized includes continued and discontinued operations.
(4)Liquidity represents cash and cash equivalents of $30.8 million, $1.7 billion available capacity on our revolving credit facility and $750.0 million available on our credit facility term loan.
(5)On February 6, 2019, the Company repaid its $750.0 million maturing corporate bonds using funds borrowed under the credit facility term loan, resulting in an outstanding balance on the credit facility term loan of $900.0 million. Additionally, the Company had executed interest rate swap agreements that effectively fixed the interest rate on the credit facility term loan. Assuming these transactions had closed on December 31, 2018, (i) the aggregated fixed and swapped to fixed rate debt would represent 95.6% of Adjusted Principal Outstanding and (ii) liquidity would have been $1.8 billion.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Balance Sheets (unaudited, in thousands)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Assets
Real estate investments, at cost:
Land	$2,843,212	$2,847,393	$2,859,265	$2,871,533	$2,865,855
Buildings, fixtures and improvements	10,749,228	10,652,578	10,714,456	10,753,190	10,711,845
Intangible lease assets	2,012,399	2,019,718	2,024,014	2,035,004	2,037,675
Total real estate investments, at cost	15,604,839	15,519,689	15,597,735	15,659,727	15,615,375
Less: accumulated depreciation and amortization	3,436,772	3,323,990	3,206,336	3,059,955	2,908,028
Total real estate investments, net	12,168,067	12,195,699	12,391,399	12,599,772	12,707,347
Investment in unconsolidated entities	35,289	34,293	33,972	33,736	39,520
Cash and cash equivalents	30,758	25,264	18,434	28,435	34,176
Restricted cash	22,905	27,449	27,078	28,049	27,662
Rent and tenant receivables and other assets, net	366,092	412,053	423,067	408,911	389,060
Goodwill	1,337,773	1,337,773	1,337,773	1,337,773	1,337,773
Due from affiliates, net	—	—	—	—	6,041
Real estate assets held for sale and assets related to discontinued operations, net	2,609	24,349	29,884	15,113	163,999
Total assets	$13,963,493	$14,056,880	$14,261,607	$14,451,789	$14,705,578

Liabilities and Equity
Mortgage notes payable, net	$1,922,657	$1,936,586	$2,031,171	$2,078,593	$2,082,692
Corporate bonds, net	3,368,609	2,825,541	2,824,176	2,822,830	2,821,494
Convertible debt, net	394,883	393,961	989,901	987,071	984,258
Credit facility, net	401,773	793,000	195,000	120,000	185,000
Below-market lease liabilities, net	173,479	179,192	187,352	193,703	198,551
Accounts payable and accrued expenses	145,611	269,150	141,746	126,724	136,474
Deferred rent and other liabilities	69,714	51,663	66,123	68,718	62,985
Distributions payable	186,623	183,913	180,734	177,645	175,301
Due to affiliates	—	—	—	—	66
Liabilities related to discontinued operations	—	—	—	—	15,881
Total liabilities	6,663,349	6,633,006	6,616,203	6,575,284	6,662,702

Series F preferred stock	428	428	428	428	428
Common stock	9,675	9,674	9,674	9,681	9,742
Additional paid-in capital	12,615,472	12,612,407	12,609,145	12,611,006	12,654,258
Accumulated other comprehensive loss	(1,280)	(1,031)	(4,290)	(4,284)	(3,569)
Accumulated deficit	(5,467,236)	(5,343,368)	(5,120,240)	(4,896,349)	(4,776,581)
Total stockholders' equity	7,157,059	7,278,110	7,494,717	7,720,482	7,884,278
Non-controlling interests	143,085	145,764	150,687	156,023	158,598
Total equity	7,300,144	7,423,874	7,645,404	7,876,505	8,042,876
Total liabilities and equity	$13,963,493	$14,056,880	$14,261,607	$14,451,789	$14,705,578

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2018 SUPPLEMENTAL INFORMATION

Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Rental revenue	$313,263	$313,866	$315,664	$315,074	$316,599
Operating expenses:
Acquisition-related	1,136	810	909	777	1,120
Litigation, merger and other non-routine costs, net of insurance recoveries	23,541	138,595	107,087	21,740	11,167
Property operating	32,567	31,893	31,436	30,565	32,429
General and administrative	17,220	15,186	16,287	15,240	18,274
Depreciation and amortization	153,050	157,181	164,235	166,152	175,259
Impairments	18,565	18,382	11,664	6,036	19,691
Total operating expenses	246,079	362,047	331,618	240,510	257,940
Other (expense) income:
Interest expense	(70,832)	(69,310)	(70,320)	(70,425)	(70,694)
Gain (loss) on extinguishment and forgiveness of debt, net	21	90	5,249	—	(318)
Other income (expense), net	7,100	(1,016)	1,215	7,436	1,989
Equity in income and gain on disposition of unconsolidated entities	225	252	327	1,065	1,958
(Loss) gain on derivative instruments, net	(92)	69	105	273	266
Gain on disposition of real estate and held for sale assets, net	25,880	45,295	5,821	17,335	7,104
Total other expenses, net	(37,698)	(24,620)	(57,603)	(44,316)	(59,695)
Income (loss) before taxes	29,486	(72,801)	(73,557)	30,248	(1,036)
Provision for income taxes from continuing operations	(1,614)	(1,141)	(1,134)	(1,212)	(1,443)
Income (loss) from continuing operations	27,872	(73,942)	(74,691)	29,036	(2,479)
(Loss) income from discontinued operations, net of tax	(30)	—	224	3,501	(30,613)
Net income (loss)	27,842	(73,942)	(74,467)	32,537	(33,092)
Net (income) loss attributable to non-controlling interests	(624)	1,825	1,797	(742)	970
Net income (loss) attributable to the General Partner	$27,218	$(72,117)	$(72,670)	$31,795	$(32,122)

Basic and diluted net income (loss) per share from continuing operations attributable to common stockholders and limited partners	$0.01	$(0.09)	$(0.09)	$0.01	$(0.02)
Basic and diluted net (loss) income per share from discontinued operations attributable to common stockholders and limited partners	(0.00)	—	0.00	0.00	(0.03)
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$0.01	$(0.09)	$(0.09)	$0.01	$(0.05)

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 11

Q4 2018 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income (loss)	$27,842	$(73,942)	$(74,467)	$32,537	$(33,092)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
Gain on disposition of real estate assets, including joint ventures, net	(25,951)	(45,226)	(5,821)	(18,036)	(7,104)
Depreciation and amortization of real estate assets	151,837	156,527	163,551	165,182	173,829
Impairment of real estate	18,565	18,382	11,664	6,036	19,691
Proportionate share of adjustments for unconsolidated entities	256	287	289	446	(1,464)
FFO attributable to common stockholders and limited partners	$154,576	$38,055	$77,243	$168,192	$133,887
FFO attributable to common stockholders and limited partners from continuing operations	154,606	38,055	77,019	164,691	164,500
FFO attributable to common stockholders and limited partners from discontinued operations	(30)	—	224	3,501	(30,613)

Weighted-average shares outstanding - basic	967,817,245	967,798,401	968,192,162	972,663,193	974,212,874
Limited Partner OP Units and effect of dilutive securities (1)	24,520,714	24,125,616	23,907,976	24,110,249	24,300,280
Weighted-average shares outstanding - diluted (2)	992,337,959	991,924,017	992,100,138	996,773,442	998,513,154

FFO attributable to common stockholders and limited partners per diluted share (3)	$0.156	$0.038	$0.078	$0.169	$0.134
FFO attributable to common stockholders and limited partners from continuing operations per diluted share (3)	0.156	0.038	0.078	0.165	0.165
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share (3)	—	—	—	0.004	(0.031)

(1)	Dilutive securities include unvested restricted shares of Common Stock, unvested restricted stock units and stock options.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(3)	Refer to the Statements of Operations section for basic and diluted net income (loss) per share attributable to common stockholders and limited partners.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q4 2018 SUPPLEMENTAL INFORMATION

Adjusted Funds From Operations (AFFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
FFO attributable to common stockholders and limited partners	$154,576	$38,055	$77,243	$168,192	$133,887

Acquisition-related expenses	1,136	810	909	777	1,120
Litigation, merger and other non-routine costs, net of insurance recoveries	23,541	138,595	107,087	21,086	14,969
Loss on disposition and held for sale loss on discontinued operations	30	—	(224)	2,009	20,027
Payments received on fully reserved loans	(4,792)	—	—	—	—
(Gain) loss on investments	(1,790)	3,336	—	(5,638)	—
Loss (gain) on derivative instruments, net	92	(69)	(105)	(273)	(266)
Amortization of premiums and discounts on debt and investments, net	(1,154)	(1,123)	(603)	(606)	(627)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	945	1,058	688	1,487	1,148
Net direct financing lease adjustments	498	483	503	539	517
Amortization and write-off of deferred financing costs	3,715	3,926	5,650	5,875	5,834
Amortization of management contracts	—	—	—	—	2,076
Deferred and other tax (benefit) expense (1)	—	—	—	(1,855)	5,063
(Gain) loss on extinguishment and forgiveness of debt, net	(21)	(90)	(5,249)	—	318
Straight-line rent, net of bad debt expense related to straight-line rent	(8,341)	(8,720)	(11,402)	(11,260)	(11,281)
Equity-based compensation	2,924	3,003	3,716	2,774	5,528
Other adjustments, net	1,092	(726)	566	514	566
Proportionate share of adjustments for unconsolidated entities	60	(9)	(27)	12	277
Adjustment for Excluded Properties	—	—	42	423	564
AFFO attributable to common stockholders and limited partners	$172,511	$178,529	$178,794	$184,056	$179,720
AFFO attributable to common stockholders and limited partners from continuing operations	172,511	178,529	178,794	180,854	175,807
AFFO attributable to common stockholders and limited partners from discontinued operations	—	—	—	3,202	3,913

Weighted-average shares outstanding - basic	967,817,245	967,798,401	968,192,162	972,663,193	974,212,874
Limited Partner OP Units and effect of dilutive securities (2)	24,520,714	24,125,616	23,907,976	24,110,249	24,300,280
Weighted-average shares outstanding - diluted (3)	992,337,959	991,924,017	992,100,138	996,773,442	998,513,154

AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.174	$0.180	$0.180	$0.185	$0.180
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share (4)	0.174	0.180	0.180	0.182	0.176
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share (4)	—	—	—	0.003	0.004

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.  For the three months ended December 31, 2017, this adjustment is net of an accelerated current tax benefit attributable to the expected change to the Company’s future effective tax rate.

(2)	Dilutive securities include unvested restricted shares of Common Stock, unvested restricted stock units and stock options.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Statements of Operations section for basic and diluted net income (loss) per share attributable to common stockholders and limited partners.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Q4 2018 SUPPLEMENTAL INFORMATION

EBITDA, EBITDAre and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net income (loss)	$27,842	$(73,942)	$(74,467)	$32,537	$(33,092)
Adjustments:
Interest expense	70,832	69,310	70,320	70,425	70,694
Depreciation and amortization	153,050	157,181	164,235	166,152	177,329
Provision for (benefit from) income taxes	1,614	1,141	1,134	(883)	11,843
Proportionate share of adjustments for unconsolidated entities	254	286	289	619	756
EBITDA	$253,592	$153,976	$161,511	$268,850	$227,530
Gain on disposition of real estate assets, including joint ventures, net	(25,951)	(45,226)	(5,821)	(18,036)	(7,104)
Impairment of real estate	18,565	18,382	11,664	6,036	19,691
Proportionate share of adjustments for unconsolidated entities	—	—	—	—	(1,970)
EBITDAre	$246,206	$127,132	$167,354	$256,850	$238,147
Loss on disposition and held for sale loss on discontinued operations	30	—	(224)	2,009	20,027
Payments received on fully reserved loans	(4,792)	—	—	—	—
Acquisition-related expenses	1,136	810	909	777	1,120
Litigation, merger and other non-routine costs, net of insurance recoveries	23,541	138,595	107,087	21,086	14,969
(Gain) loss on investments	(1,790)	3,336	—	(5,638)	—
Loss (gain) on derivative instruments, net	92	(69)	(105)	(273)	(266)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	945	1,058	688	1,487	1,148
(Gain) loss on extinguishment and forgiveness of debt, net	(21)	(90)	(5,249)	—	318
Net direct financing lease adjustments	498	483	503	539	517
Straight-line rent, net of bad debt expense related to straight-line rent	(8,341)	(8,720)	(11,402)	(11,260)	(11,281)
Program development costs write-off	—	—	—	—	1,343
Other adjustments, net	(78)	(1,442)	(142)	(488)	1,247
Proportionate share of adjustments for unconsolidated entities	60	(9)	(27)	(6)	249
Adjustment for Excluded Properties	—	—	(5)	40	172
Normalized EBITDA	$257,486	$261,084	$259,387	$265,123	$267,710
Normalized EBITDA from continuing operations	$257,486	$261,084	$259,387	$262,362	$258,578
Normalized EBITDA from discontinued operations	$—	$—	$—	$2,761	$9,132

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q4 2018 SUPPLEMENTAL INFORMATION

Net Operating Income (unaudited, dollars in thousands)

NOI and Cash NOI

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Rental revenue - as reported (1)	$313,263	$313,866	$315,664	$315,074	$316,599
Property operating expense - as reported	(32,567)	(31,893)	(31,436)	(30,565)	(32,429)
NOI	280,696	281,973	284,228	284,509	284,170
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(8,341)	(8,720)	(11,402)	(11,260)	(11,281)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	945	1,058	688	1,487	1,148
Net direct financing lease adjustments	498	483	503	539	517
Adjustment for Excluded Properties	—	—	22	40	172
Cash NOI	$273,798	$274,794	$274,039	$275,315	$274,726
___________________________________

(1)
Rental income includes percentage rent of $1.4 million, $1.2 million, $1.4 million, $1.7 million and $1.3 million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively.

Normalized Cash NOI

Three Months Ended
December 31, 2018
Cash NOI	$273,798
Adjustments for intra-quarter acquisitions and dispositions (1)	1,911
Normalized Cash NOI	$275,709
___________________________________

(1)
The adjustment eliminates Cash NOI for properties acquired during the three months ended December 31, 2018 and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. The adjustment eliminates Cash NOI for properties disposed of during the three months ended December 31, 2018.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q4 2018 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties that were owned for the entirety of both the current and prior reporting periods, except for properties that during the current or prior period were under development or redevelopment.
The following tables show the Company's same store portfolio statistics, which for the year ended December 31, 2018 included 3,853(1) Operating Properties with 84.5 million aggregate square feet, acquired prior to January 1, 2017 and owned through December 31, 2018, and for the three months ended December 31, 2018 included 3,919(2) Operating Properties, with 88.4 million aggregate square feet, acquired prior to October 1, 2017 and owned through December 31, 2018.

Year Ended December 31, 2018:

	Year Ended December 31,		Increase/(Decrease)
	2018	2017	$ Change	% Change
Contract Rental Revenue	$1,035,257	$1,030,005	$5,252	0.5%
Economic Occupancy Rate	98.7%	99.0%	N/A	N/A

		Contract Rental Revenue
	Number of	Year Ended December 31,		Increase/(Decrease)
	Properties	2018	2017	$ Change	% Change
Retail	2,010	$428,614	$429,810	$(1,196)	(0.3)%
Restaurant	1,614	227,815	224,429	3,386	1.5%
Industrial	138	162,850	160,970	1,880	1.2%
Office	82	215,458	214,276	1,182	0.6%	(4)
Other (3)	9	520	520	—	—%
Total	3,853	$1,035,257	$1,030,005	$5,252	0.5%	(4)

Three Months Ended December 31, 2018:

	Three Months Ended December 31,		Increase/(Decrease)
	2018	2017	$ Change	% Change
Contract Rental Revenue	$266,992	$264,298	$2,694	1.0%
Economic Occupancy Rate	98.7%	99.0%	N/A	N/A

		Contract Rental Revenue
	Number of	Three Months Ended December 31,		Increase/(Decrease)
	Properties	2018	2017	$ Change	% Change
Retail	2,050	$111,342	$111,342	$—	—%
Restaurant	1,636	58,086	56,875	1,211	2.1%
Industrial	142	42,704	42,276	428	1.0%
Office	82	54,730	53,674	1,056	2.0%	(4)
Other (3)	9	130	131	(1)	(0.8)%
Total	3,919	$266,992	$264,298	$2,694	1.0%	(4)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to January 1, 2017.

(2)	Development and expansion properties are included in the same store population if the placed in service date was prior to October 1, 2017.

(3)	Other properties include billboards, land and parking lots.

(4)
Excluding the impact of an early office lease renewal executed in the fourth quarter of 2017, for the year ended December 31, 2018, office same store rent would have been 3.1% and total same store rent would have been 1.0%, and for the three months ended December 31, 2018, office same store rent would have been 3.3% and total same store rent would have been 1.3%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q4 2018 SUPPLEMENTAL INFORMATION

Adjusted Principal Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2019	2020	2021	2022	2023	2024	2025	Thereafter
Mortgage notes payable	$1,917,132	$167,279	$265,189	$352,768	$314,898	$144,843	$665,196	$1,078	$5,881
Credit facility (1)	403,000	—	—	—	253,000	150,000	—	—	—
Corporate bonds (1)	3,400,000	750,000	—	400,000	—	—	500,000	550,000	1,200,000
Convertible notes	402,500	—	402,500	—	—	—	—	—	—
Total Adjusted Principal Outstanding	$6,122,632	$917,279	$667,689	$752,768	$567,898	$294,843	$1,165,196	$551,078	$1,205,881

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	31.4%	4.93%	3.4
Unsecured credit facility	6.6%	3.85%	3.8
Corporate bonds	55.4%	4.13%	5.0
Convertible notes	6.6%	3.75%	2.0
Total	100.0%	4.34%	4.2

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	68.6%	4.07%	4.6
Total secured debt	31.4%	4.93%	3.4
Total	100.0%	4.34%	4.2

Total fixed-rate debt (2)	93.2%	4.37%	4.3
Total variable-rate debt	6.8%	3.91%	3.7
Total	100.0%	4.34%	4.2

Preferred Equity	Balance (3)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,073,025	100.0%	6.7%
___________________________________

(1)	On February 6, 2019, the Company repaid its corporate bonds due 2019 ($750.0 million) using funds borrowed under the credit facility term loan.

(2)
Includes $50.7 million of variable rate mortgage notes effectively fixed through the use of interest rate swap agreements. Debt payment obligations in future periods are based on the effective interest rates fixed under the agreements.

(3)
Balance represents 42.8 million shares of Series F Preferred Stock (and 42.8 million corresponding general partner Series F Preferred Units) and 86,874 limited partner Series F Preferred Units outstanding at December 31, 2018, multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q4 2018 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

___________________________________

(1)	On February 6, 2019, the Company repaid its corporate bonds due 2019 ($750.0 million) using funds borrowed under the credit facility term loan.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q4 2018 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity		Adjusted Principal Outstanding As Of December 31, 2018	Coupon Rate		Interest Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	01/06/24		$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	01/06/24		155,000	4.97%		4.97%	I/O
JPMorgan Chase Bank, N.A.	09/01/20	(3)	92,817	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	03/01/23	(3)	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	07/01/22	(3)	68,110	4.54%		4.54%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	06/06/20		60,717	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	05/01/21		60,450	5.54%		5.54%	I/O
Citigroup Global Markets Realty Corp	05/06/22		54,300	6.05%		6.05%	I/O
American General Life Insurance Company	11/01/21		51,250	5.25%		5.25%	I/O
Capital One, N.A.	11/20/19		50,685	1mo. Libor + 1.95%	(4)	3.27%	P&I
JPMorgan Chase Bank, N.A.	05/01/21		46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	05/06/21	(3)	46,670	5.92%		5.92%	I/O
Wells Fargo Bank, National Association	06/01/22		41,000	4.73%		4.73%	P&I
People's United Bank	04/01/21	(3)	40,953	5.55%		5.55%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	01/01/23		40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	06/01/20		39,669	5.71%		5.71%	P&I
JPMorgan Chase Bank, N.A.	11/01/19	(3)	38,500	4.10%		4.10%	I/O
The Royal Bank of Scotland Plc	01/01/21		33,907	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/06/20		31,500	5.25%		5.25%	I/O
Oritani Bank	05/01/24		30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/06/20		30,000	5.25%		5.25%	I/O
German American Capital Corporation	10/06/22	(3)	29,160	4.48%		4.48%	I/O
German American Capital Corporation	10/06/22	(3)	28,440	4.48%		4.48%	I/O
PNC Bank, National Association	06/01/22		27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	08/06/19	(3)	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	07/01/19		27,200	3.10%		3.10%	I/O
PNC Bank, National Association	09/01/22		26,437	4.00%		4.00%	P&I
John Hancock Life Insurance Company	10/03/22		22,500	4.04%		4.04%	I/O
Aviva Life and Annuity Company	07/01/21		19,600	5.02%		5.02%	I/O through 07/01/2019, then P&I
The Variable Annuity Life Insurance Company	01/01/23		19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	05/10/21		19,512	5.67%		5.67%	I/O
Oritani Bank	05/01/24		18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
German American Capital Corp	06/06/22		18,370	4.60%		4.60%	P&I
The Royal Bank of Scotland Plc	03/01/21		18,100	5.88%		5.88%	I/O
JPMorgan Chase Bank, National Association	05/01/21	(3)	14,883	5.54%		5.54%	P&I
Amegy Bank, National Association	08/19/19		14,037	1mo. Libor + 3.88%		5.72%	P&I
JPMorgan Chase Bank, N.A.	07/01/20		10,851	5.50%		5.50%	P&I
Monumental Life Insurance Company	04/01/23		9,107	3.95%		3.95%	P&I
Transamerica Life Insurance Company	08/01/30		6,354	5.57%		5.57%	P&I
Transamerica Life Insurance Company	08/01/30		5,655	5.32%		5.32%	P&I
Transamerica Life Insurance Company	08/01/30		323	5.93%		5.93%	P&I

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q4 2018 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Adjusted Principal Outstanding As Of December 31, 2018	Coupon Rate	Interest Rate (1)	Payment Terms (2)
US Bank National Association	04/15/19	$176	5.40%	5.40%	P&I
		$1,917,132		4.93%
___________________________________

(1)	Represents the interest rate in effect at December 31, 2018. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)
The maturity date shown represents the anticipated maturity date of the loan as specified in the loan agreement. Should the loan not be repaid at the anticipated maturity date, the applicable interest rate will increase as specified in the loan agreement.

(4)	Variable-rate loan fixed by way of interest rate swap agreement.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q4 2018 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of December 31, 2018, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	December 31, 2018
Ratio of total indebtedness to total asset value	≤ 60%	38.3%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	3.00x
Ratio of secured indebtedness to total asset value	≤ 45%	11.9%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	35.3%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.84x

Corporate Bond Key Covenants	Required	December 31, 2018
Limitation on incurrence of total debt	≤ 65%	38.7%
Limitation on incurrence of secured debt	≤ 40%	12.2%
Debt service coverage	≥ 1.5x	3.86x
Maintenance of total unencumbered assets	≥ 150%	280.6%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q4 2018 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended December 31, 2018.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price
Retail	7	562	16.2	7.1%	$105,373
Industrial	2	1,275	19.9	7.1%	112,894
Build-to-Suit Land (2)	1	—	N/A	N/A	3,009
Total acquisitions	10	1,837	18.1	7.1%	$221,276

Dispositions
The following table summarizes the Company's disposition activity and the related gains/losses during the three months ended December 31, 2018.

Real Estate	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (3)	Weighted Average Cash Cap Rate (4)		Sale Price	Gain (Loss)
Retail	12	495	12.6	6.6%		$88,162	$19,567
Red Lobster - GGC Participation (5)	12	86	20.1	7.6%		47,084	5,111
Red Lobster - Canada	1	7	10.8	13.2%	(6)	2,000	(289)
Industrial	1	12	8.2	8.2%		3,200	762
Other restaurants	2	6	4.1	7.4%		1,690	287
Vacant and other (7)	9	57	N/A	N/A		5,536	442
Total real estate dispositions	37	663	14.9	7.1%		$147,672	$25,880
Held for sale assets							—
Total gain on disposition of real estate, net							$25,880
Other
Mortgage-related investments (8)	N/A	N/A	N/A	N/A		$36,142	$1,903
___________________________________

(1)	Represents the remaining lease term from the date of acquisition.

(2)
During the three months ended December 31, 2018, we purchased one land parcel for build-to-suit development for $3.0 million. No additional development costs related to the project were capitalized during the three months ended December 31, 2018, and as of December 31, 2018, our estimated remaining investment is $24.9 million. The project is estimated to be completed during the three months ended December 31, 2019, with an estimated cash cap rate of 7.9% and lease term of 25 years.

(3)	Represents the remaining lease term from the date of sale.

(4)
Excludes certain properties' cash cap rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms. Of the $147.7 million of dispositions, $140.8 million was used in the total weighted average cash cap rate calculation of 7.1%.

(5)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $54.8 million was 6.5%.

(6)
The NOI used to calculate Cash Cap Rate for the Red Lobster - Canada property was reduced by the estimated annual Canadian corporate income taxes of $60,000. Excluding the reduction would result in a Cash Cap Rate for the property of 16.2%.

(7)
Represents five vacant restaurant properties, including one relinquished to the ground lessor upon termination of the ground lease for no proceeds, three vacant retail properties, and one restaurant property relinquished to the ground lessor upon expiration of the ground lease for no proceeds. Gain (loss) amounts also include partial condemnations or easements related to certain properties and post-closing adjustments.

(8)	Represents investments in commercial mortgage backed securities and mortgage notes receivable sold during the three months ended December 31, 2018.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Operating Properties	3,994
Rentable Square Feet	94,953
Economic Occupancy Rate	98.8%
Weighted Average Remaining Lease Term	8.9
Investment-Grade Tenants	41.9%
Flat leases	19.7%
NNN leases	62.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q4 2018 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	25	1,809	1.9%	$63,744	5.5%	B-
Walgreens	115	1,631	1.7%	39,658	3.4%	BBB
Family Dollar	149	3,348	3.5%	37,628	3.3%	BBB-
Dollar General	407	3,767	4.0%	34,691	3.0%	BBB
FedEx	46	3,241	3.4%	30,444	2.6%	BBB
CVS	94	1,340	1.4%	30,265	2.6%	BBB
BJ's Wholesale Club	3	2,223	2.3%	20,228	1.8%	B
LA Fitness	24	1,027	1.1%	19,869	1.7%	B+
Albertson's	27	1,603	1.7%	19,554	1.7%	B
PetSmart	15	906	1.0%	18,582	1.6%	CCC
Total	905	20,895	22.0%	$314,663	27.2%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	320	4,204	4.4%	$147,168	12.8%
Manufacturing	54	17,422	18.3%	116,052	10.1%
Restaurants - Quick Service	826	3,308	3.5%	99,942	8.7%
Retail - Discount	603	10,367	10.9%	96,777	8.4%
Retail - Pharmacy	228	3,415	3.6%	77,816	6.8%
Retail - Home & Garden	114	8,718	9.2%	63,179	5.5%
Retail - Grocery & Supermarket	79	5,070	5.3%	53,225	4.6%
Finance	225	2,280	2.4%	49,384	4.3%
Professional Services	53	3,376	3.6%	43,855	3.8%
Retail - Motor Vehicle	184	6,006	6.3%	42,738	3.7%
Total	2,686	64,166	67.5%	$790,136	68.7%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	538	10,693	11.3%	$143,796	12.5%
Ohio	293	8,462	8.9%	67,517	5.9%
Florida	254	4,591	4.8%	64,296	5.6%
Illinois	159	4,556	4.8%	63,556	5.5%
Pennsylvania	144	5,593	5.9%	52,975	4.6%
California	66	3,716	3.9%	49,176	4.3%
Georgia	180	3,754	4.0%	42,161	3.7%
Michigan	181	2,280	2.4%	39,627	3.4%
Indiana	133	4,038	4.3%	37,544	3.3%
North Carolina	152	3,292	3.5%	35,832	3.1%
Total	2,100	50,975	53.8%	$596,480	51.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q4 2018 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	101	4,087	4.3%	$54,537	4.7%
Dallas, TX	106	3,444	3.6%	47,740	4.1%
Houston, TX	89	2,574	2.7%	27,404	2.4%
Atlanta, GA	83	2,699	2.8%	26,719	2.3%
Philadelphia, PA	44	1,973	2.1%	25,894	2.2%
Boston, MA	26	1,810	1.9%	24,848	2.2%
New York, NY	24	1,100	1.2%	24,356	2.1%
Phoenix, AZ	48	1,306	1.4%	23,774	2.1%
Cincinnati, OH	42	2,245	2.4%	17,910	1.6%
Indianapolis, IN	41	1,721	1.8%	17,534	1.5%
Total	604	22,959	24.2%	$290,716	25.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q4 2018 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	25	1,809	1.9%	$63,744	5.5%	B-
Walgreens	115	1,631	1.7%	39,658	3.4%	BBB
Family Dollar	149	3,348	3.5%	37,628	3.3%	BBB-
Dollar General	407	3,767	4.0%	34,691	3.0%	BBB
FedEx	46	3,241	3.4%	30,444	2.6%	BBB
CVS	94	1,340	1.4%	30,265	2.6%	BBB
BJ's Wholesale Club	3	2,223	2.3%	20,228	1.8%	B
LA Fitness	24	1,027	1.1%	19,869	1.7%	B+
Albertson's	27	1,603	1.7%	19,554	1.7%	B
PetSmart	15	906	1.0%	18,582	1.6%	CCC
Goodyear	10	4,728	5.0%	17,417	1.5%	BB
Tractor Supply	61	1,274	1.3%	16,502	1.4%	NR
Citizens Bank	126	673	0.7%	14,691	1.3%	A-
Amazon	3	3,048	3.2%	14,159	1.2%	AA-
At Home	5	1,406	1.5%	12,112	1.1%	B+
Advance Auto Parts	106	736	0.8%	12,058	1.0%	BBB-
Home Depot	11	1,695	1.8%	11.586	1.0%	A
Total	1,227	34,455	36.3%	$401,614	35.7%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	4	427	0.4%	$4,003	0.3%
Agricultural	2	138	0.2%	1,245	0.1%
Education	5	219	0.2%	2,155	0.2%
Entertainment & Recreation	29	1,246	1.3%	26,247	2.3%
Finance	225	2,280	2.4%	49,384	4.3%
Government & Public Services	21	930	1.0%	19,186	1.7%
Healthcare	12	1,061	1.1%	16,692	1.5%
Information & Communication	10	510	0.5%	7,371	0.6%
Insurance	12	1,310	1.4%	25,811	2.2%
Logistics	50	4,048	4.3%	37,778	3.3%
Manufacturing	54	17,422	18.3%	116,052	10.1%
Mining & Natural Resources	5	418	0.4%	6,730	0.6%
Other Services	17	484	0.5%	3,356	0.3%
Professional Services	53	3,376	3.6%	43,855	3.8%
Rental	11	714	0.8%	6,885	0.6%
Restaurants - Casual Dining	320	4,204	4.4%	147,168	12.8%
Restaurants - Quick Service	826	3,308	3.6%	99,942	8.7%
Retail - Apparel & Jewelry	14	1,326	1.4%	15,032	1.3%
Retail - Department Stores	13	964	1.0%	8,010	0.7%
Retail - Discount	603	10,367	10.9%	96,777	8.4%
Retail - Electronics & Appliances	18	1,566	1.6%	10,655	0.9%
Retail - Gas & Convenience	126	613	0.6%	30,737	2.7%
Retail - Grocery & Supermarket	79	5,070	5.3%	53,225	4.6%
Retail - Hobby, Books & Music	16	1,901	2.0%	11,497	1.0%
Retail - Home & Garden	114	8,718	9.2%	63,179	5.5%
Retail - Home Furnishings	37	2,093	2.2%	23,227	2.0%
Retail - Internet	3	3,048	3.3%	14,159	1.2%
Retail - Medical Services	63	526	0.6%	11,828	1.0%
Retail - Motor Vehicle	184	6,005	6.3%	42,738	3.7%
Retail - Office Supply	4	58	0.1%	793	0.1%
Retail - Pet Supply	19	963	1.0%	19,638	1.7%
Retail - Pharmacy	228	3,415	3.6%	77,816	6.8%
Retail - Specialty (Other)	22	533	0.6%	5,700	0.5%
Retail - Sporting Goods	20	1,711	1.8%	22,630	2.0%
Retail - Warehouse Clubs	6	2,596	2.7%	23,342	2.0%
Other	21	278	0.2%	6,269	0.5%
Total	3,246	93,846	98.8%	$1,151,112	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	148	1,712	1.8%	$26,019	2.3%
Alaska	3	25	—%	794	0.1%
Arizona	76	2,054	2.2%	34,739	3.0%
Arkansas	93	1,172	1.2%	14,257	1.2%
California	66	3,716	3.9%	49,176	4.3%
Colorado	46	1,693	1.8%	25,799	2.2%
Connecticut	16	83	0.1%	2,272	0.2%
Delaware	9	83	0.1%	1,595	0.1%
Florida	254	4,591	4.8%	64,296	5.6%
Georgia	180	3,754	4.0%	42,161	3.7%
Idaho	16	130	0.1%	2,924	0.3%
Illinois	159	4,556	4.8%	63,556	5.6%
Indiana	133	4,038	4.3%	37,544	3.3%
Iowa	47	881	0.9%	9,658	0.8%
Kansas	41	2,207	2.3%	10,481	0.9%
Kentucky	80	2,214	2.3%	23,512	2.0%
Louisiana	93	2,870	3.0%	28,628	2.5%
Maine	26	703	0.7%	9,019	0.8%
Maryland	28	610	0.6%	14,620	1.3%
Massachusetts	36	2,568	2.7%	30,094	2.6%
Michigan	181	2,280	2.4%	39,627	3.4%
Minnesota	51	733	0.8%	11,775	1.0%
Mississippi	73	1,933	2.0%	14,926	1.3%
Missouri	155	1,726	1.8%	22,831	2.0%
Montana	9	115	0.1%	1,965	0.2%
Nebraska	19	321	0.3%	5,399	0.5%
Nevada	28	718	0.8%	8,491	0.7%
New Hampshire	19	253	0.3%	4,473	0.4%
New Jersey	31	1,614	1.7%	34,714	3.0%
New Mexico	43	771	0.8%	10,609	0.9%
New York	75	1,505	1.6%	26,794	2.3%
North Carolina	152	3,292	3.5%	35,832	3.1%
North Dakota	12	209	0.2%	4,348	0.4%
Ohio	293	8,462	8.9%	67,517	5.9%
Oklahoma	77	2,077	2.2%	25,647	2.2%
Oregon	13	88	0.1%	2,070	0.2%
Pennsylvania	144	5,593	5.9%	52,975	4.6%
Rhode Island	13	171	0.2%	3,226	0.3%
South Carolina	112	3,302	3.5%	27,828	2.4%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	109	3,563	3.8%	31,218	2.7%
Texas	538	10,693	11.3%	143,796	12.5%
Utah	11	515	0.5%	5,744	0.5%
Vermont	6	19	—%	292	—%
Virginia	99	2,837	3.0%	35,048	3.0%
Washington	25	710	0.7%	12,473	1.1%
West Virginia	38	243	0.3%	5,704	0.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	95	1,228	1.3%	18,706	1.6%
Wyoming	8	54	0.1%	1,436	0.1%
Territories
Puerto Rico	3	88	0.1%	2,335	0.2%
Total	3,994	94,953	100.0%	$1,151,112	100.0%

Percentages based on Annualized Rental Income.

Puerto Rico: 3 Properties, 0.2%
PACIFIC NORTHWEST
74 Properties
1.9%
MIDWEST
905 Properties
19.7%
NORTHEAST
222 Properties
9.6%
MID-ATLANTIC
691 Properties
17.5%
PACIFIC SOUTHWEST
270 Properties
11.7%
SOUTHWEST
801 Properties
18.4%
SOUTHEAST
1,028 Properties
21.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q4 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2019	139	2,331	2.4%	$35,949	3.1%
2020	207	3,526	3.5%	40,754	3.5%
2021	192	8,491	8.9%	76,624	6.7%
2022	262	9,365	9.9%	81,816	7.1%
2023	316	6,593	7.0%	82,859	7.2%
2024	194	9,334	9.9%	110,212	9.6%
2025	271	4,324	4.7%	60,665	5.3%
2026	222	9,654	10.2%	84,105	7.3%
2027	360	7,939	8.3%	104,748	9.1%
2028	317	6,275	6.6%	77,301	6.7%
Thereafter	766	26,014	27.4%	396,079	34.4%
Total	3,246	93,846	98.8%	$1,151,112	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q4 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2019
Retail	58	1,089	1.1%	$11,416	1.0%
Restaurant	65	279	0.3%	6,131	0.5%
Industrial	3	88	0.1%	633	0.1%
Office	13	875	0.9%	17,769	1.5%
Total 2019	139	2,331	2.4%	$35,949	3.1%

2020
Retail	94	1,138	1.2%	$14,999	1.3%
Restaurant	94	412	0.4%	7,646	0.7%
Industrial	7	1,084	1.1%	4,142	0.4%
Office	11	892	0.8%	13,966	1.1%
Other (1)	1	—	—%	1	—%
Total 2020	207	3,526	3.5%	$40,754	3.5%

2021
Retail	85	1,315	1.4%	$20,802	1.8%
Restaurant	73	361	0.4%	9,115	0.8%
Industrial	15	5,158	5.4%	19,058	1.7%
Office	18	1,657	1.7%	27,626	2.4%
Other (1)	1	—	—%	23	—%
Total 2021	192	8,491	8.9%	$76,624	6.7%

2022
Retail	166	2,224	2.3%	$30,043	2.6%
Restaurant	55	275	0.3%	7,236	0.6%
Industrial	26	5,474	5.8%	19,268	1.7%
Office	14	1,392	1.5%	25,196	2.2%
Other (1)	1	—	—%	73	—%
Total 2022	262	9,365	9.9%	$81,816	7.1%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q4 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2023
Retail	203	2,647	2.8%	$35,370	3.1%
Restaurant	76	305	0.3%	7,932	0.7%
Industrial	17	2,448	2.6%	16,289	1.4%
Office	17	1,193	1.3%	23,245	2.0%
Other (1)	3	—	—%	23	—%
Total 2023	316	6,593	7.0%	$82,859	7.2%

2024
Retail	118	2,388	2.5%	$32,850	3.0%
Restaurant	46	242	0.3%	6,107	0.5%
Industrial	10	3,374	3.6%	14,281	1.2%
Office	19	3,330	3.5%	56,935	4.9%
Other (1)	1	—	—%	39	—%
Total 2024	194	9,334	9.9%	$110,212	9.6%

2025
Retail	197	1,954	2.1%	$33,186	2.9%
Restaurant	59	251	0.3%	6,987	0.6%
Industrial	11	1,645	1.7%	13,217	1.1%
Office	4	474	0.6%	7,275	0.7%
Total 2025	271	4,324	4.7%	$60,665	5.3%

2026
Retail	91	1,993	2.1%	$22,212	1.9%
Restaurant	108	490	0.5%	17,523	1.6%
Industrial	16	6,430	6.8%	29,027	2.5%
Office	7	741	0.8%	15,343	1.3%
Total 2026	222	9,654	10.2%	$84,105	7.3%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q4 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2027
Retail	250	3,898	4.1%	$52,227	4.5%
Restaurant	96	857	0.9%	27,705	2.4%
Industrial	11	2,650	2.8%	17,412	1.6%
Office	3	534	0.5%	7,404	0.6%
Total 2027	360	7,939	8.3%	$104,748	9.1%

2028
Retail	199	3,147	3.3%	$41,273	3.6%
Restaurant	91	322	0.3%	11,356	0.9%
Industrial	19	2,166	2.3%	14,524	1.3%
Office	8	640	0.7%	10,148	0.9%
Total 2028	317	6,275	6.6%	$77,301	6.7%

Thereafter
Retail	396	12,354	13.0%	$188,668	16.4%
Restaurant	345	3,601	3.8%	136,571	11.9%
Industrial	18	9,296	9.8%	52,841	4.6%
Office	5	763	0.8%	17,584	1.5%
Other (1)	2	—	—%	415	—%
Total Thereafter	766	26,014	27.4%	$396,079	34.4%

Total Remaining Lease Expirations	3,246	93,846	98.8%	$1,151,112	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q4 2018 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,075	64,708	68.1%	$809,377	70.3%
CPI	188	8,383	8.8%	115,182	10.0%
Flat	983	20,755	21.9%	226,553	19.7%
Total	3,246	93,846	98.8%	$1,151,112	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q4 2018 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,288	56,467	59.5%	$718,662	62.4%
NN	928	36,196	38.1%	403,582	35.1%
Other (1)	30	1,183	1.2%	28,868	2.5%
Total	3,246	93,846	98.8%	$1,151,112	100.0%
___________________________________

(1)	Includes gross, modified gross and billboard.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q4 2018 SUPPLEMENTAL INFORMATION

Property Type Diversification and Occupancy Costs (unaudited, square feet and dollars in thousands)

Property Type Diversification

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,112	34,700	36.5%	$483,046	42.0%
Restaurant	1,636	7,688	8.1%	244,309	21.2%
Industrial	153	39,815	41.9%	200,692	17.5%
Office	83	12,750	13.5%	222,491	19.3%
Other (2)	10	—	—%	574	—%
Total	3,994	94,953	100.0%	$1,151,112	100.0%
___________________________________
(1) Includes 10 anchored shopping centers, representing 1.7% of Annualized Rental Income.
(2) Includes billboards, construction in progress, land and parking lots.

Occupancy Costs
The following tables show occupancy costs for retail and restaurant properties calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2017.

Retail	Number of Properties (1)	2017 Occupancy Cost	Target Percentage
Automotive	75	9.9%	8.0 - 10.0%
Discount	286	6.9%	6.0 - 8.0%
Grocery & Supermarket	37	3.0%	2.0 - 4.0%
Home & Garden	3	2.0%	2.0 - 4.0%
Pharmacy	101	4.9%	4.0 - 6.0%
Other	25	3.5%	N/A

Restaurant	Number of Properties (1)	2017 Occupancy Cost	Target Percentage
Casual Dining	440	6.7%	6.75 - 8.0%
Quick Service	562	7.4%	7.5 - 8.5%

__________________________________

(1)
Property level sales data was collected for 79.6% of retail and restaurant properties required to provide sales reports (excluding dark properties), representing 41.1% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count).

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,112
Rentable Square Feet	34,700
Economic Occupancy Rate	98.4%
Weighted Average Remaining Lease Term	9.2
Investment-Grade Tenants	52.2%
Flat leases	31.5%
NNN leases	66.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,636
Rentable Square Feet	7,688
Economic Occupancy Rate	96.2%
Weighted Average Remaining Lease Term	12.0
Investment-Grade Tenants	3.1%
Flat leases	7.8%
NNN leases	99.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial (unaudited, percentages based on Annualized Rental Income of the industrial properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	153
Rentable Square Feet	39,815
Economic Occupancy Rate	100.0%
Weighted Average Remaining Lease Term	8.3
Investment-Grade Tenants	51.7%
Flat leases	16.7%
NNN leases	53.6%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q4 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	83
Rentable Square Feet	12,750
Economic Occupancy Rate	98.0%
Weighted Average Remaining Lease Term	5.2
Investment-Grade Tenants	53.3%
Flat leases	9.7%
NNN leases	21.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q4 2018 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent, and operating expense reimbursements. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease, and omits the Contract Rental Revenue related to Excluded Properties. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing performance. However, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of Contract Rental Revenue for the three months ended December 31, 2018 and 2017 (dollar amounts in thousands):

	Year Ended December 31,		Three Months Ended December 31,
	2018	2017	2018	2017
Rental revenue - as reported	$1,257,867	$1,252,285	$313,263	$316,599
Adjustments:
Operating expense reimbursements	(99,732)	(98,138)	(25,433)	(26,035)
Straight-line rent	(39,773)	(46,968)	(8,605)	(11,850)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	4,178	5,366	945	1,148
Net direct financing lease adjustments	2,023	2,093	498	517
Other non-contract rental revenue	(1,813)	(3,027)	(349)	(2,484)
Contract Rental Revenue - Excluded Properties	—	(1,647)	—	(53)
Contract Rental Revenue	$1,122,750	$1,109,964	$280,319	$277,842

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot).

VEREIT, Inc. | WWW.VEREIT.COM | 41

Q4 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), EBITDA for Real Estate ("EBITDAre") and Normalized EBITDA
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures. We calculated EBITDAre in accordance with Nareit's definition described above.
In addition to EBITDAre, we use Normalized EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDA, as defined by the Company, represents EBITDAre, modified to exclude non-routine items such as acquisition-related expenses, litigation and other non-routine costs, net of insurance recoveries, held for sale loss on discontinued operations, net revenue or expense earned or incurred that is related to the services agreement we entered into with Cole Capital on February 1, 2018, gains or losses on sale of investment securities or mortgage notes receivable, legal settlements and insurance recoveries not in the ordinary course of business and payments received on fully reserved loan receivables. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDA, EBITDAre and Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP. The Company uses EBITDA, EBITDAre and Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.

VEREIT, Inc. | WWW.VEREIT.COM | 42

Q4 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

	Year Ended December 31,
	2018	2017
Net (loss) income	$(88,030)	$32,378
Adjustments:
Interest expense	280,887	289,766
Depreciation and amortization	640,618	721,292
Provision for income taxes	3,006	20,721
Proportionate share of adjustments for unconsolidated entities	1,448	3,870
EBITDA	$837,929	$1,068,027
Gain on disposition of real estate assets, net	(95,034)	(61,536)
Impairment of real estate	54,647	50,548
Proportionate share of adjustments for unconsolidated entities	—	(1,970)
EBITDAre	$797,542	$1,055,069
Held for sale loss on discontinued operations	1,815	20,027
Payments received on fully reserved loans	(4,792)	—
Acquisition related expenses	3,632	3,402
Litigation, merger and other non-routine costs, net of insurance recoveries	290,309	51,762
Gain on investment securities and mortgage notes receivable	(4,092)	(65)
Gain on derivative instruments, net	(355)	(2,976)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	4,178	5,366
Gain on extinguishment and forgiveness of debt, net	(5,360)	(18,373)
Net direct financing lease adjustments	2,023	2,093
Straight-line rent, net of bad debt expense related to straight-line rent	(39,723)	(44,903)
Program development costs write-off	—	1,453
Other amortization and non-cash charges	(2,150)	1,990
Proportionate share of adjustments for unconsolidated entities	18	151
Adjustment for Excluded Properties	35	1,203
Normalized EBITDA	$1,043,080	$1,076,199
Economic Occupancy Rate equals the sum of square feet leased (including month-to-month agreements) divided by Rentable Square Feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation.

Excluded Properties during the year ended December 31, 2017 were two vacant office properties and five industrial properties, two of which were vacant, comprising an aggregate2.1 million square feet with aggregate Principal Outstanding of $116.6 million. At December 31, 2017, the Excluded Property was one vacant industrial property, comprising 307,725 square feet with Principal Outstanding of $16.2 million. At March 31, 2018, June 30, 2018, September, 30, 2018, and December 31, 2018 there were no Excluded Properties.
Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Principal Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.

VEREIT, Inc. | WWW.VEREIT.COM | 43

Q4 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, Nareit has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
Nareit defines FFO as net income or loss computed in accordance with GAAP adjusted for gains or losses from disposition of property, depreciation and amortization of real estate assets, impairment write-downs on real estate, and our pro rata share of FFO adjustments related to unconsolidated partnerships and joint ventures. We calculated FFO in accordance with Nareit's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation, merger and other non-routine costs, net of insurance recoveries, held for sale loss on discontinued operations, net revenue or expense earned or incurred that is related to the services agreement we entered into with Cole Capital on February 1, 2018, gains or losses on sale of investment securities or mortgage notes receivable, legal settlements and insurance recoveries not in the ordinary course of business and payments received on fully reserved loan receivables. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rent, net of bad debt expense related to straight line rent, net direct financing lease adjustments, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. We omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

VEREIT, Inc. | WWW.VEREIT.COM | 44

Q4 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

	Year Ended December 31,
	2018	2017
Net (loss) income	$(88,030)	$32,378
Dividends on non-convertible preferred stock	(71,892)	(71,892)
Gain on disposition of real estate assets and interest in joint venture, net	(95,034)	(61,536)
Depreciation and amortization of real estate assets	637,097	703,133
Impairment of real estate	54,647	50,548
Proportionate share of adjustments for unconsolidated entities	1,278	477
FFO attributable to common stockholders and limited partners	$438,066	$653,108
Acquisition-related expenses	3,632	3,402
Litigation, merger and other non-routine costs, net of insurance recoveries	290,309	51,762
Loss on disposition and held for sale loss on discontinued operations	1,815	20,027
Payments received on fully reserved loans	(4,792)	—
Gain on investment securities and mortgage notes receivable	(4,092)	(65)
Gain on derivative instruments, net	(355)	(2,976)
Amortization of premiums and discounts on debt and investments, net	(3,486)	(4,616)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	4,178	5,366
Net direct financing lease adjustments	2,023	2,093
Amortization and write-off of deferred financing costs	19,166	24,536
Amortization of management contracts	—	14,514
Deferred and other tax (benefit) expense	(1,855)	8,671
Gain on extinguishment and forgiveness of debt, net	(5,360)	(18,373)
Straight-line rent, net of bad debt expense related to straight-line rent	(39,723)	(44,903)
Equity-based compensation	12,417	16,751
Other amortization and non-cash charges	1,446	2,566
Proportionate share of adjustments for unconsolidated entities	36	378
Adjustment for Excluded Properties	465	6,528
AFFO attributable to common stockholders and limited partners	$713,890	$738,769
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities and equity investments in the Cole REITs, investment in direct financing leases, investment securities backed by real estate and mortgage notes receivable, net of gross intangible lease liabilities. We believe that the presentation of Gross Real Estate Investments, which shows our total investments in real estate and related assets, in connection with Net Debt provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

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Q4 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Total real estate investments, at cost - as reported	$15,604,839	$15,519,689	$15,597,735	$15,659,727	$15,615,375
Adjustments:
Investment in unconsolidated entities	35,289	34,293	33,972	33,736	39,520
Investment in Cole REITs	7,844	7,844	7,844	7,844	3,264
Gross assets held for sale	3,020	30,014	35,819	17,617	55,839
Investment in direct financing leases, net	13,254	14,082	16,560	17,476	19,539
Investment securities, at fair value	—	26,282	35,489	35,741	40,974
Mortgage notes receivable, net	10,164	18,757	19,855	20,072	20,294
Gross below market leases	(263,384)	(265,036)	(270,176)	(272,441)	(272,467)
Gross Real Estate Investments - Excluded Properties	—	—	—	(10,655)	(10,655)
Gross Real Estate Investments	$15,411,026	$15,385,925	$15,477,098	$15,509,117	$15,511,683

Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Interest expense - as reported	$(70,832)	$(69,310)	$(70,320)	$(70,425)	$(70,694)
Less Adjustments:
Amortization of deferred financing costs and other non-cash charges	(3,813)	(4,003)	(5,705)	(5,927)	(5,886)
Amortization of net premiums	1,295	1,138	634	626	681
Interest Expense, excluding non-cash amortization - Excluded Properties	—	—	(47)	(383)	(392)
Interest Expense, excluding non-cash amortization	$(68,314)	$(66,445)	$(65,202)	$(64,741)	$(65,097)
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.

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Q4 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents, including those related to discontinued operations. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the respective quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes impairment, depreciation and amortization, general and administrative expenses, acquisition-related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Cash NOI omits the Cash NOI impact of Excluded Properties. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Rental revenue	$313,263	$313,866	$315,664	$315,074	$316,599
Less total operating expenses	(246,079)	(362,047)	(331,618)	(240,510)	(257,940)
Acquisition-related expenses	1,136	810	909	777	1,120
Litigation, merger and other non-routine costs, net of insurance recoveries	23,541	138,595	107,087	21,740	11,167
General and administrative	17,220	15,186	16,287	15,240	18,274
Depreciation and amortization	153,050	157,181	164,235	166,152	175,259
Impairment of real estate	18,565	18,382	11,664	6,036	19,691
NOI	280,696	281,973	284,228	284,509	284,170
Straight-line rent, net of bad debt expense related to straight-line rent	(8,341)	(8,720)	(11,402)	(11,260)	(11,281)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	945	1,058	688	1,487	1,148
Net direct financing lease adjustments	498	483	503	539	517
Cash NOI - Excluded Properties	—	—	22	40	172
Cash NOI	$273,798	$274,794	$274,039	$275,315	$274,726

VEREIT, Inc. | WWW.VEREIT.COM | 47

Q4 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Operating Properties refers to all properties owned by the Company except Excluded Properties as of the reporting date.
Principal Outstanding and Adjusted Principal Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Principal Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Mortgage notes payable, net	$1,922,657	$1,936,586	$2,031,171	$2,078,593	$2,082,692
Corporate bonds, net	3,368,609	2,825,541	2,824,176	2,822,830	2,821,494
Convertible debt, net	394,883	393,961	989,901	987,071	984,258
Credit facility, net	401,773	793,000	195,000	120,000	185,000
Total debt - as reported	6,087,922	5,949,088	6,040,248	6,008,494	6,073,444
Adjustments:
Deferred financing costs, net	42,763	39,085	41,672	44,969	48,232
Net premiums	(8,053)	(13,066)	(14,327)	(15,008)	(15,638)
Principal Outstanding	6,122,632	5,975,107	6,067,593	6,038,455	6,106,038
Principal Outstanding - Excluded Properties	—	—	—	(16,200)	(16,200)
Adjusted Principal Outstanding	$6,122,632	$5,975,107	$6,067,593	$6,022,255	$6,089,838

Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties.

VEREIT, Inc. | WWW.VEREIT.COM | 48